RiverPark Commercial Real Estate Fund

Supplement dated September 30, 2016 to the Prospectus dated September 9, 2016.

This supplement, effective immediately, provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Under the Sections “Purchase of Shares” on page 22 and “How to Buy Shares” on page 25 of the Prospectus.

The minimum initial investment is now $2,500.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.